August 23, 1999
Fellow Investors:

We are pleased to announce that Standard & Poor's recently selected the Texas Capital Value & Growth Portfolio as one of its "Select" funds in the "Small-Value" category. Only 20 portfolios out of a small-cap value universe of 316 funds were selected. To make that selection a fund needs to have top 10% performance over three year rolling periods, and most importantly, needs to show a consistency of investment strategy. We hope you find the Select Fund reprint informative.
Our performance at approximately 11.1% for the previous quarter was better than the S&P 500. It's been a welcome switch from the last fifteen months when small stocks did poorly.
You may be asking, "Given how poorly small value has done in the last several years, why persist? Perhaps I should move into Internet and large-cap stocks?" You are not alone. The cover of Fortune Magazine's April 22, 1999 issue asked the question, "Are Small Stocks Dead?" Unfortunately, the popular press excels at identifying and reinforcing
the obvious.   Small stocks have recently underperformed relative to
large stocks.   You know that all too well.   The relevant question is,
will it always stay that way? No--no more than gold could stay at $800 per ounce.
In our previous quarterly report, we noted that in investing, when it's obvious, it's usually wrong. Once investors' euphoria is reflected in the price of an asset, upside potential is relatively limited. Investors were euphoric when gold was $800 per ounce, but at that point there was little upside. Small stocks today are cheap, probably as cheap relative to larger companies as they have ever been. As pessimistic as the popular press was regarding small stocks, we are not surprised that small stocks outperformed large caps in the most recent quarter.

Should I worry that you have underperformed your benchmark over the last year?

Warren Buffett once said that the only unique aspect of one year is that it's the time it takes for the earth to make a full circle around the sun--it's not the appropriate period to measure investment performance.
Years ago, Buffett wrote about the investors who had been taught or had been influenced by his teachers at Columbia University, Benjamin Graham and David Dodd, in an article entitled "The Superinvestors of Graham-and Doddsville." All seven of the managers Buffett knew who had followed Graham and Dodd's investment philosophy had produced exceptional long-term results.
These managers had investment results that exceeded the Dow Jones Industrial Average or the Standard & Poor's 500 by between 5.7% and
25.1% per year over periods ranging from 13 to 28.5 years.   Buffett
referred to these men as "superinvestors".
Following Buffett's article in the Spring 1986 issue of Columbia University's HERMES magazine, V. Eugene Shahan wrote the article, "Are Short-Term Performance and Value Investing Mutually Exclusive? The Hare and the Tortoise Revisited." Analyzing the seven investment records of the superinvestors, Shahan made several interesting observations about short-term performance of these superinvestors:

* None of the seven managers outperformed their benchmark each year.

* Six of the seven managers underperformed their benchmark between 22% to 42.1% of the years covered, with the average manager underperforming 33.3% of the time.

* Stretches of consecutive annual underperformance ranged from one to six years.

For the manager who underperformed for six straight years, we wonder how many clients he lost. Those clients who stuck with the manager during the six years of underperformance have reaped returns over many years of about 18% per year.
Frankly we would like to outperform every quarter and every year, but it just won't happen-it's not in the nature of investing. Our strategy is based on value as defined by Graham-and-Dodd, the same general process that produced such long-term exceptional returns for the
Superinvestors of Graham and Doddsville.   Our focus is on smaller
value companies, which is an approach that has bettered every other index over the last 35 years, including the S&P 500.
Benjamin Graham, confronted with a challenge to distill the secret of sound investing into three words, ventured the motto, MARGIN OF SAFETY. We continue to follow the path that has worked so well over the long term and continue to focus on what Graham calls the secret of sound
investing, margin of safety.   Internet and the mega-cap stocks, while
they have gone up substantially, remind us of gold at $800 an ounce-it's not sound investing. There is no margin of safety. Just as gold fell from its highs, value stocks will recover from their lows. We suspect that process has already started.